EXECUTION COPY
Exhibit 99.1
[CINCINNATI BELL]
FOURTH AMENDMENT TO
RECEIVABLES PURCHASE AGREEMENT
     THIS FOURTH AMENDMENT TO RECEIVABLES PURCHASE AGREEMENT (this “Amendment”), dated as of June 8, 2009, is entered into among CINCINNATI BELL FUNDING LLC (the “Seller”), CINCINNATI BELL INC. (the “Servicer”), the Purchasers and Purchaser Agents parties hereto and PNC BANK, NATIONAL ASSOCIATION (“PNC”), as Administrator for each Purchaser Group (the “Administrator”).
RECITALS
     1. The parties hereto are parties to the Receivables Purchase Agreement, dated as of March 23, 2007 (as amended, amended and restated, supplemented or otherwise modified through the date hereof, the “Agreement”); and
     2. The parties hereto desire to amend the Agreement as hereinafter set forth.
     NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
     SECTION 1. Certain Defined Terms. Capitalized terms that are used but not defined herein shall have the meanings set forth in the Agreement.
     SECTION 2. Amendments to the Agreement.
     2.1 The definition of “CBTS Default Ratio” set forth in Exhibit I to the Agreement is hereby amended and restated in its entirety as follows:
     “CBTS Default Ratio” means the ratio (expressed as a percentage and rounded to the nearest 1/100 of 1%) computed as of the last day of each calendar month by dividing: (a) the aggregate Outstanding Balance of all CBTS Receivables in the Receivables Pool that became Defaulted Receivables during such calendar month (other than (a) CBTS Receivables that became Defaulted Receivables as a result of an Event of Bankruptcy with respect to the Obligor thereof during such month and (b) CBTS Lease Receivables), by (b) the aggregate credit sales made by CBTS during the calendar month that is 6 calendar months before such calendar month.
     2.2 The definition of “CBTS Delinquency Ratio” set forth in Exhibit I to the Agreement is hereby amended and restated in its entirety as follows:

     “CBTS Delinquency Ratio” means the ratio (expressed as a percentage and rounded to the nearest 1/100 of 1%, with 5/1000th of 1% rounded upward) computed as of the last day of each calendar month by dividing: (a) the aggregate Outstanding Balance of all CBTS Receivables in the Receivables Pool that were Delinquent Receivables on such day (other than CBTS Lease Receivables) by (b) the aggregate Outstanding Balance of all CBTS Receivables then in the Receivables Pool on such day (other than CBTS Lease Receivables).
     2.3 The definition of “Default Ratio” set forth in Exhibit I to the Agreement is hereby amended and restated in its entirety as follows:
     “Default Ratio” means the ratio (expressed as a percentage and rounded to the nearest 1/100 of 1%) computed as of the last day of each calendar month by dividing: (a) the aggregate Outstanding Balance of all Pool Receivables that became Defaulted Receivables during such calendar month (other than (i) Receivables that became Defaulted Receivables as a result of an Event of Bankruptcy with respect to the Obligor thereof during such month and (ii) beginning with the calendar month ended April 30, 2009, CBTS Lease Receivables), by (b) the aggregate credit sales made by the Originator during the calendar month that is 6 calendar months before such calendar month.
     2.4 The definition of “General Electric Companies” set forth in Exhibit I to the Agreement is hereby amended and restated in its entirety as follows:
     “General Electric Companies” means, collectively, General Electric Company and its subsidiaries.
     2.5 The definition of “Receivable” set forth in Exhibit I to the Agreement is hereby amended and restated in its entirety as follows:
     “Receivable” means any indebtedness and other obligations owed to any Originator, CB or the Seller or any right of the Seller, CB or any Originator to payment from or on behalf of an Obligor, or any right to reimbursement for funds paid or advanced by the Seller, CB or any Originator on behalf of an Obligor, whether constituting an account, chattel paper, payment intangible, instrument or general intangible, in each instance arising in connection with (a) the sale of goods or the rendering of services or (b) the provision or use of equipment, facilities or software, and includes, without limitation, (i) the obligation to pay any finance charges, fees and other charges with respect thereto and (ii) amounts billed to the Obligor for such service or any other of the foregoing to be provided during the immediate subsequent billing period. Indebtedness and other obligations arising from any one transaction, including, without limitation, indebtedness and other obligations represented by an individual invoice or agreement, shall constitute a Receivable separate from a Receivable consisting of the indebtedness and other obligations arising from any other transaction.
     2.6 The definition of “Total Reserves” set forth in Exhibit I to the Agreement is hereby amended and restated in its entirety as follows:

     “Total Reserves” means, at any time the sum of: (a) the Yield Reserve, plus (b) the greater of (i) the Minimum Reserve and (ii) the Loss Reserve plus the Dilution Reserve.
     2.7 The definition of “Yield Reserve” set forth in Exhibit I to the Agreement is hereby amended and restated in its entirety as follows:
“Yield Reserve” means, on any day, an amount equal to: (a) the Aggregate Capital at the close of business of the Servicer on such day multiplied by (b) (i) the Yield Reserve Percentage on such day, divided by (ii) 100% minus the Yield Reserve Percentage on such day.
     2.8 Exhibit I to the Agreement is hereby amended by adding thereto in the appropriate alphabetical order the following new definitions:
     “Minimum Dilution Reserve Percentage” means, on any day, 5.00%.
     “Minimum Loss Reserve Percentage” means, on any day, 15.00%.
     “Minimum Reserve” means, on any day, an amount equal to: (a) the Aggregate Capital at the close of business of the Servicer on such day multiplied by (b) the sum of (i) (x) the Minimum Loss Reserve Percentage on such day, divided by (y) 100% minus the Minimum Loss Reserve Percentage on such day, plus (ii) (x) the Minimum Dilution Reserve Percentage on such day, divided by (y) 100% minus the Minimum Dilution Reserve Percentage on such day.
     “Yield Reserve Percentage” means, on any day, an amount equal to:
                              {(BR + SFR) x 1.5(DSO)}
                                      360
     where:
     BR = the Base Rate in effect at such time,
     DSO = the Days’ Sales Outstanding, and
     SFR = Servicing Fee Rate.
     2.9 Schedule II to the Agreement is hereby amended and restated in its entirety as Schedule II attached hereto.
     SECTION 3. Representations and Warranties. Each of the Seller and the Servicer hereby represents and warrants to the Administrator, each Purchaser and each Purchaser Agent as follows:
     (a) Representations and Warranties. The representations and warranties made by it in the Transaction Documents are true and correct as of the date hereof and after giving effect to this Amendment (unless stated to relate solely to an earlier date, in which case such representations or warranties were true and correct as of such earlier date).
     (b) Enforceability. The execution and delivery by such Person of this Amendment, and the performance of each of its obligations under this Amendment and the Agreement, as amended hereby, are within each of its organizational powers and have been duly authorized by all necessary organizational action on its part. This Amendment and the Agreement, as amended hereby, are such Person’s valid and legally binding obligations, enforceable in accordance with its terms.
     (c) No Default. Both before and immediately after giving effect to this Amendment and the transactions contemplated hereby, no Termination Event or Unmatured Termination Event exists or shall exist.
     SECTION 4. Effect of Amendment. All provisions of the Agreement, as expressly amended and modified by this Amendment, shall remain in full force and effect. After this Amendment becomes effective, all references in the Agreement (or in any other Transaction Document) to “this Agreement”, “hereof”, “herein” or words of similar effect referring to the Agreement shall be deemed to be references to the Agreement as amended by this Amendment. This Amendment shall not be deemed, either expressly or impliedly, to waive, amend or supplement any provision of the Agreement other than as set forth herein.
     SECTION 5. Effectiveness. This Amendment shall become effective as of the date hereof upon receipt by the Administrator of the following, each in form and substance satisfactory to the Administrator:
          (a) counterparts of this Amendment (including facsimile or electronic copies) duly executed by each of the parties hereto; and
          (b) such other documents and instruments as the Administrator may reasonably request.
     SECTION 6. Counterparts. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument. Delivery by facsimile or email of an executed signature page of this Amendment shall be effective as delivery of an executed counterpart hereof.
     SECTION 7. Governing Law. This Amendment shall be governed by, and construed in accordance with, the internal laws of the State of New York.
     SECTION 8. Section Headings. The various headings of this Amendment are included for convenience only and shall not affect the meaning or interpretation of this Amendment, the Agreement or any provision hereof or thereof.
[Signatures begin on next page]

     IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above.

CINCINNATI BELL FUNDING LLC, as Seller
By:	/s/ Kimberly H. Sheehy
	Name:	Kimberly H. Sheehy
	Title:	Vice President and Treasurer

CINCINNATI BELL INC., as Servicer
By:	/s/ Kimberly H. Sheehy
	Name:	Kimberly H. Sheehy
	Title:	Vice President and Treasurer

PNC BANK, NATIONAL ASSOCIATION, as Administrator
By:	/s/ William P. Falcon
	Name:	William P. Falcon
	Title:	Vice President

PNC BANK, NATIONAL ASSOCIATION, as Purchaser Agent for the Market Street Purchaser Group
By:	/s/ C. J. Richardson
Name:
Title:

MARKET STREET FUNDING LLC, as a Related Committed Purchaser
By:	/s/ Doris J. Hearn
	Name:	Doris J. Hearn
	Title:	Vice President

MARKET STREET FUNDING LLC, as a Conduit Purchaser
By:	/s/ Doris J. Hearn
	Name:	Doris J. Hearn
	Title:	Vice President